UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

DOLLAR TREE, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway Chesapeake, VA 23320	23320
(Address of principal executive offices)	(Zip Code)

(757) 321-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2022, Dollar Tree, Inc. (the “Company”) announced a number of executive transitions to meet the evolving needs of its business following a strategic review by Michael A. Witynski, President and Chief Executive Officer of the Company, and Richard W. Dreiling, Executive Chair. These executive transitions include the following:

•	Kevin S. Wampler will continue in his current role as Chief Financial Officer until a successor begins serving, and will continue with the Company following such transition date until April 30, 2023, during which time he will provide such transition or other duties as requested by the Company. Mr. Wampler’s transition is not due to any disagreement with the Company on any matter relating to the Company’s financial reporting, policies or practices. The Company is currently recruiting for a replacement for Mr. Wampler.

•	In addition, four executive officers ceased employment with the Company on June 27, 2022: William A. Old, Jr., Chief Legal Officer and Corporate Secretary; Thomas R. O’Boyle, Enterprise Chief Operating Officer; David A. Jacobs, Chief Strategy Officer; and James A. (Andy) Paisley, Chief Information Officer. The four departing executives will each receive a severance of continued base salary for twenty-four (24) months and certain other benefits in accordance with the terms of their existing executive agreements. Long-term incentive awards will be governed by the terms of the existing plans and award agreements. The Company has named interim leaders who will assume the responsibilities of these positions until replacements are recruited, including Mr. Witynski who will serve as interim chief operating officer of the Company.

Item 7.01.	Regulation FD Disclosure.

On June 28, 2022, the Company issued a press release announcing the foregoing executive transitions. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release, dated June 28, 2022, issued by Dollar Tree, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 28, 2022	By:	/s/ Michael A. Witynski
Michael A. Witynski
President and Chief Executive Officer